UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2008

DreamWorks Animation SKG, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California	91201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 695-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2008, the Compensation Committee of the Board of Directors of DreamWorks Animation SKG, Inc. (the “Company”) granted a performance compensation award (the “Award”) to Ann Daly, the Company’s Chief Operating Officer. The Award was granted pursuant to and in connection with the signing of Ms. Daly’s amended and restated employment agreement dated as of October 23, 2008 (a copy of which was previously filed as Exhibit 10.8 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008).

The Award represents performance compensation rights with respect to 516,172 shares of the Company’s Class A Common Stock. The performance compensation rights are eligible to vest in two equal tranches of 258,086 shares of Class A Common Stock. If the total shareholder return (“TSR”) of the Company’s Class A Common Stock during any period of 365 consecutive days during the performance period is at least 15%, determined with respect to the closing stock price on the date of grant ($28.10), then the first tranche will be eligible to vest. If the total TSR during any period of 365 consecutive days during the performance period is at least 30%, then the second tranche will be eligible to vest. The performance period runs from November 1, 2008 until October 31, 2011. For purposes of the Award, TSR will equal the average closing price for each trading day during any relevant 365-day period. In order to receive any shares pursuant to the Award, Ms. Daly must remain an employee through October 31, 2011. The award agreement for the Award provides for appropriate adjustments in the event that the Company declares cash dividends, stock dividends or stock splits. The Award was made under the Company’s 2008 Omnibus Incentive Compensation Plan.

The foregoing description of the Award is qualified in its entirety by reference to the Performance Compensation Award Agreement evidencing the Award, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Performance Compensation Award Agreement dated as of October 31, 2008 by and between the Company and Ann Daly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DreamWorks Animation SKG, Inc.

Date: November 6, 2008	By:	/s/ Katherine Kendrick
Katherine Kendrick
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Performance Compensation Award Agreement dated as of October 31, 2008 by and between the Company and Ann Daly.

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